ORDINARY SHARES

NUMBER

MK

MICHAEL KORS

SHARES

MICHAEL KORS HOLDINGS LIMITED

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

CUSIP G60754 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE, OF

MICHAEL KORS HOLDINGS LIMITED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

ASSISTANT SECRETARY

Michael Kors Holdings Limited
COMMON SEAL

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF NOVEMBER 30, 2011 MICHAEL KORS HOLDINGS WO-4658 FACE
HOLLY GRONER 931-490-7660	Operator: tg
REV. 2

COLORS SELECTED FOR PRINTING: Logo, Intaglio, throat tint & counters print in PMS 467 Gold .

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:	☐ OK AS IS	☐ OK WITH CHANGES	☐ MAKE CHANGES AND SEND ANOTHER PROOF

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, this proof process is different from offset printing. It is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                            Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF NOVEMBER 30, 2011 MICHAEL KORS HOLDINGS WO-4658 BACK
HOLLY GRONER 931-490-7660	Operator: tg
REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:	☐ OK AS IS	☐ OK WITH CHANGES	☐ MAKE CHANGES AND SEND ANOTHER PROOF